Exhibit 99.1

FINANCIAL STATEMENTS
with Supplemental Data

BONTERRA BUILDERS, LLC

DECEMBER 31, 2013

BONTERRA BUILDERS, LLC

TABLE OF CONTENTS

PAGE

INDEPENDENT AUDITOR'S REPORT	1

FINANCIAL STATEMENTS

BALANCE SHEETS	2

STATEMENTS OF OPERATIONS AND MEMBERS' EQUITY	3

STATEMENTS OF CASH FLOWS	4

NOTES TO FINANCIAL STATEMENTS	5

Derek K Atwell, CPA, PLLC

Independent Auditor’s Report

To the Members
Bonterra Builders, LLC
Matthews, North Carolina

I have audited the accompanying balance sheets of Bonterra Builders, LLC as of December 31, 2013 and 2012, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of Bonterra Builders, LLC as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Derek K Atwell, CPA, PLLC

Monroe, North Carolina
April 28, 2014

PO Box 3335                                    Monroe, North Carolina 28111
Phone: 980-322-6864                                     Fax: 704-288-4058
Derek@datwellcpa.com

BONTERRA BUILDERS, LLC
BALANCE SHEETS
December 31,

	2013	2012

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$ 1,981,501	$ 924,162
Accounts receivable - trade	1,091,775	487,792
Accounts receivable - employees	32,149	16,250
Lot inventories	43,402,531	22,952,071

Total current assets	46,507,956	24,380,275

PROPERTY AND EQUIPMENT	1,459,896	1,146,800
Less accumulated depreciation	(584,724)	(503,519)
Total net property and equipment	875,172	643,281

OTHER ASSETS
Affiliate receivables	2,494,844	2,208,000
Deposits	1,192,500	519,000
Total other assets	3,687,344	2,727,000

Total Assets	$ 51,070,472	$27,750,556

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
Construction loans	$ 26,761,344	$15,833,739
Accounts payable	7,646,374	3,237,617
Accrued expenses	279,103	144,051
Accrued payroll and payroll taxes	0	6,026
Deposits	1,247,156	534,684

Total current liabilities	35,933,977	19,756,117

AFFILATE PAYABLES	347,099	535,834

NOTES PAYABLE - AUTO	119,799	81,536

MEMBERS' EQUITY	14,669,597	7,377,069
	14,669,597	7,377,069

Total Liabilities and Members' Equity	$ 51,070,472	$27,750,556

See independent auditor's report.

BONTERRA BUILDERS, LLC
STATEMENTS OF OPERATIONS AND MEMBERS' EQUITY
For the Years Ended December 31,

	2013	2012

SALES	$ 98,676,605	$ 43,610,490
COST OF HOMES SOLD	79,504,596	35,554,401

GROSS PROFIT	19,172,009	8,056,089

SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES	9,146,550	4,523,167

NET OPERATING INCOME	10,025,459	3,532,922

OTHER INCOME AND (EXPENSE)
Rebate income	290,763	143,242
Rental income	32,957	39,887
Other income	103,034	65,687
Interest expense	(1,939,685)	(533,155)
	(1,512,931)	(284,339)

NET INCOME BEFORE EXTRAORDINARY ITEMS	8,512,528	3,248,583

EXTRAORDINARY ITEMS (SEE NOTE G)	—	(571,454)

NET INCOME	8,512,528	2,677,129

BEGINNING MEMBERS' EQUITY	7,377,069	5,179,940
Distributions	(1,220,000)	(480,000)

ENDING MEMBERS' EQUITY	$ 14,669,597	$ 7,377,069

See independent auditor's report.

BONTERRA BUILDERS, LLC
STATEMENTS OF CASH FLOWS
For the Years Ended December 31,

	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$ 8,512,528	$ 2,677,129
Adjustments to reconcile net income to net cash
provided by (used in ) operating activities:
Depreciation	77,278	73,915
(Increase) decrease in:
Accounts receivable - trade	(603,983)	(281,466)
Accounts receivable - affiliates	(286,844)	0
Accounts receivable - employees	(15,899)	(16,250)
Inventories	(20,450,460)	(10,097,549)
Lot deposits	(673,500)	224,424
Increase (decrease) in:
Accounts payable	4,408,757	1,449,106
Accounts payable - affiliates	(188,735)	(358,793)
Accrued expenses	129,026	110,792
Builder deposits	712,472	407,209

Net cash provided by (used in) operating expenses	(8,379,360)	(5,811,483)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(309,169)	(254,514)

Net cash provided by (used in) investing activities	(309,169)	(254,514)

CASH FLOWS FROM FINANCING ACTIVITIES
Net borrowings (payments) on construction loans	10,927,605	6,777,979
Net borrowings on auto loans	38,263	81,536
Dividends paid	(1,220,000)	(480,000)

Net cash provided by (used in) financing activities	9,745,868	6,379,515

NET INCREASE (DECREASE) IN CASH	1,057,339	313,518

CASH AT BEGINNING OF YEAR	924,162	610,644

CASH AT END OF YEAR	$ 1,981,501	$ 924,162

Supplemental disclosure of cash flow information:
Cash paid for interest	$ 1,974,188	$ 597,075

See independent auditor's report.

BONTERRA BUILDERS, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2013 and 2012

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations
Bonterra Builders, LLC (“The Company”), a North Carolina limited liability company, was formed on October 19, 2001. The company builds townhomes and single family residential homes in the greater Charlotte area of North and South Carolina.

Method of Accounting
For financial reporting purposes, assets and liabilities are recorded and income and expenses are recognized on the accrual basis of accounting.

Revenue Recognition
The Company recognizes revenue from all homebuilding activities at the closing of the sale using the deposit method. During construction, all direct material and labor costs and those indirect costs related to acquisition and construction are capitalized, and all customer deposits are treated as liabilities. Capitalized costs are charged to earnings upon closing. Costs incurred in connection with completed homes and selling, general, and administrative costs are charged to expense as incurred.

Accounts Receivable
Accounts receivable are presented at face value. Management considers receivables to be fully collectible; accordingly, no allowance for doubtful accounts has been provided. Bad debts on accounts receivable are expensed in the period in which management determines the amount to be uncollectible.

Inventory
Housing assets are reviewed for recoverability whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability is measured by comparing the carrying amount of an asset to future undiscounted cash flows expected to be generated by the asset. If the assets are considered to be impaired, they are then written down to the fair value less estimated selling costs. The ultimate fair value for the Company’s inventory is dependent upon future market and economic conditions. $0 and $571,454, respectively for 2013 and 2012 of costs were written off to expense through this analysis.

Capitalized Costs
Capitalized costs include the costs of acquiring land, construction costs, interest, property taxes, and overhead related to the construction of the units. Direct costs are capitalized to individual homes and other costs are allocated to each lot based on lot size.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Property and Equipment
Cost of property and equipment as of December 31, 2013 and 2012, is as follows:

	2013	2012

Buildings, land and leasehold improvements	$ 404,929	$ 404,929
Office furniture and fixtures	66,496	66,496
Autos and trucks	387,567	327,455
Construction equipment	276,146	23,162
Model furniture and fixtures	324,758	324,758

	$ 1,459,896	$ 1,146,800

Depreciation
Depreciation is computed principally using straight-line methods at rates intended to distribute the cost of properties over their estimated service lives varying from five (5) to forty (40) years.

Income Taxes
Upon inception of the LLC, the Company’s members made an election to be taxed as a Corporation. Subsequently, the Company, with the consent of the owners, elected “S” status under Section 1361 of the Internal Revenue Code and North Carolina state tax code on October 19, 2001, which provides that, in lieu of corporation income taxes, the shareholder is taxed on his proportionate share of the Company’s taxable income. Therefore, no provision or liability for federal or state income tax is included in these financial statements.

Compensated Absences
Compensated absences have not been accrued because the amount cannot be reasonably estimated and is considered immaterial to the overall statement presentation.

Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments
SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” requires disclosure of the fair value of certain financial instruments. For purposes of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. Cash, receivables, trade payables, and accrued expenses are carried at cost, which approximates fair value due to the short-time maturity of these instruments.

NOTE B - WORK IN PROCESS INVENTORY

The Company classifies any homes under construction as inventory on the balance sheet. At present, the Company has the following projects under construction and the following amounts listed in work in process inventory as of December 31:

	2013	2012
Bonterra Village	2,155,882	1,852,385
Bonterra L/W units	936,855	929,113
Barber Rock single family	6,227,907	4,810,401
Millbridge	4,107,572	1,457,654
Quintessa	3,144,143	2,360,009
Skybrook	2,700,084	2,699,565
St James Place	321,976	276,844
Willow Farms	785,223	761,999
Steel Gardens	1,771,876	494,375
Longbrook	57,072	—
Telfair	4,094,699	780,964
Verdict Ridge	1,668,350	—
Whitby Pond	588,020	242,528
Woodlands Creek	394,576	87,004
Oxforshire single family	767,696	321,771
Potters Creek single family	401,504	483,788
Gardens on Providence	459,869	185,449
Crismark single family	6,866,849	2,465,005
Farrington single family	1,624,155	576,619
Fairway Row townhomes	168,103	164,498
Deerstyne single family	1,635,350	966,378
Cureton	74,860	74,860
Cedarvale Farm	1,287,972	959,548
McAdenville	540,683	—
Mia Manor	621,255	1,314

	43,402,531	22,952,071

The estimated costs and revenues of homes under construction at each development as of December 31, 2013, are as follows:

	Estimated Costs	Estimated Revenues
Bonterra Village	4,435,000	4,948,000
Barber Rock single family	7,500,000	8,625,000
Verdict Ridge	2,575,000	2,896,875
McAdenville	1,225,000	1,396,500
St James Place	965,000	1,100,100
Willow Farms	1,355,000	1,547,410
Millbridge	5,500,000	6,600,000
Quintessa	4,350,000	4,785,000
Skybrook	4,250,000	4,802,500
Steel Gardens	3,250,000	4,000,000
Woodlands Creek	755,000	853,150
Potters Creek	855,000	970,425
Oxfordshire	1,075,000	1,225,500
Fairway Row townhomes	550,000	624,250
Gardens on Providence	925,000	1,036,000
Farrington	2,225,000	2,547,625
Deerstyne	2,425,000	2,825,125
Whitby Pond	945,000	1,067,850
Crismark	9,038,500	10,665,430
Telfair	6,088,000	6,849,000
Cureton	300,000	330,000
Cedarvale Farm	1,500,000	1,650,000

	62,086,500	71,345,740

NOTE C - OTHER ASSETS

The Company has paid deposits on lots in the following subdivisions: Barber Rock, Bonterra, Farrington, Millbridge, Oakstone townhomes, Skybrook, Steel Gardens, and Walnut Creek, which are classified as assets on the balance sheet. These deposits were required to ensure the company has purchase rights on each lot as they become ready for construction. The balance of the deposits held for purchase rights on December 31, 2013 and 2012 are $1,192,500 and $519,000, respectively.

NOTE D - RELATED PARTY TRANSACTIONS

Affiliate Receivables/Payables
The Company loaned a total of $2,494,844 and $2,208,000 during 2013 and 2012, respectively, to companies with common ownership. There is no stated interest rate on the receivables and no scheduled repayment terms. The receivables are due upon demand. The Company borrowed a total of $347,099 and $535,834 during 2013 and 2012, respectively, from companies with common ownership. There is no stated interest rate on the payables and no scheduled repayment terms.

Inventory
The Company buys lots and builds homes in developments that are partially owned by one of its members. According to management, the lots are purchased at comparable prices, as compared to the prices that other local and national builders pay for lots in these developments.

NOTE E - CONSTRUCTION LOANS

Construction loans consist of the following at December 31:

	2013	2012
Construction loans collateralized by inventories and
payable as the projects are sold, bearing interest
at rates of Prime plus one half percent per annum	$17,016,067	$10,913,762

Construction loans collateralized by inventories and
payable as the projects are sold, bearing interest
at the bank's prime rate	9,745,277	4,919,977

	$26,761,344	$15,833,739

All construction loans are classified as current liabilities on December 31, 2013. Interest expense of $236,068 and $133,646 was capitalized as an additional cost of inventories during 2013 and 2012, respectively.

The Company’s main construction loan has additional related borrowers included. The development companies included that are related by common ownership (Bonterra Village, Poplin Development Group) are listed as borrowers on the line and any assets of these companies have been cross-collateralized with the loan. The amount borrowed on this construction line as of December 31, 2013 is $13,286,839.

NOTE F - CONCENTRATIONS OF CREDIT RISK

The Company maintains cash balances at one bank. Accounts are insured by the Federal Deposit Insurance Corporation up to $250,000. Balances at this institution often exceed the insured limits. At December 31, 2013, the balances in the bank exceeded FDIC limits by approximately $1,625,000.

The construction industry is highly competitive and lacks firms with dominant market power. The volume and profitability of the company’s construction work depends to a significant extent upon the general state of the economies and the volume of work available to contractors. The adverse conditions currently in the housing market along with the inherit risk of construction projects are of major concern across the industry along with inherent financing risks. The Company’s construction operation could be adversely affected by labor stoppages or shortages, adverse weather conditions, or shortages of supplies.

NOTE G - EXTRAORDINARY ITEMS

After a thorough review of all lots, homes under constructions, and finished homes inventory, Bonterra Builders, LLC has taken a one-time write down of its properties to fair market value of $571,454 during 2012. The management of Bonterra Builders, LLC considers appraisal value to be the best approximation of fair market value and has written any pertinent properties down to the lower of cost or market amount where necessary. The management of Bonterra Builders, LLC believes this to be a one-time write down and does not anticipate any future write downs of costs to value on these properties based on the current market conditions.

FINANCIAL STATEMENTS
with Supplemental Data

BONTERRA BUILDERS, LLC

DECEMBER 31, 2014

BONTERRA BUILDERS, LLC

TABLE OF CONTENTS

PAGE

INDEPENDENT AUDITOR'S REPORT	1

FINANCIAL STATEMENTS

BALANCE SHEETS	2

STATEMENTS OF OPERATIONS AND MEMBERS' EQUITY	3

STATEMENTS OF CASH FLOWS	4

NOTES TO FINANCIAL STATEMENTS	5

Derek K Atwell, CPA, PLLC

Independent Auditor’s Report

To the Members
Bonterra Builders, LLC
Matthews, North Carolina

I have audited the accompanying balance sheets of Bonterra Builders, LLC as of December 31, 2014 and 2013, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of Bonterra Builders, LLC as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Derek K Atwell, CPA, PLLC

Monroe, North Carolina
March 27, 2015

PO Box 3335                                    Monroe, North Carolina 28111
Phone: 980-322-6864                                     Fax: 704-288-4058
Derek@datwellcpa.com

BONTERRA BUILDERS, LLC
BALANCE SHEETS
December 31,

	2014	2013

ASSETS

CURRENT ASSETS
Cash and cash equivalents	5,421,480	1,981,501
Accounts receivable - trade	1,162,444	1,091,775
Accounts receivable - employees	48,789	32,149
Lot inventories	67,164,491	43,402,531

Total current assets	73,797,204	46,507,956

PROPERTY AND EQUIPMENT	2,410,233	1,459,896
Less accumulated depreciation	(743,148)	(584,724)
Total net property and equipment	1,667,085	875,172

OTHER ASSETS
Affiliate receivables	102,720	2,494,844
Investments in partnerships (lot development)	301,900	—
Deposits	2,098,054	1,192,500
Total other assets	2,502,674	3,687,344

Total Assets	$77,966,963	$51,070,472

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
Construction loans	48,105,060	26,761,344
Accounts payable	7,982,542	7,646,374
Accrued expenses	549,531	279,103
Accrued payroll and payroll taxes	—	—
Deposits	1,150,926	1,247,156

Total current liabilities	57,788,059	35,933,977

AFFILATE PAYABLES	—	347,099

NOTES PAYABLE - AUTO	91,231	119,799

MEMBERS' EQUITY	20,087,673	14,669,597
	20,087,673	14,669,597

Total Liabilities and Members' Equity	77,966,963	51,070,472

See independent auditor's report.

BONTERRA BUILDERS, LLC
STATEMENTS OF OPERATIONS AND MEMBERS' EQUITY
For the Years Ended December 31,

	2014	2013

SALES	$ 111,781,538	$ 98,676,605
COST OF HOMES SOLD	90,819,122	79,504,596

GROSS PROFIT	20,962,416	19,172,009

SELLING, GENERAL, AND ADMINISTRATIVE
EXPENSES	11,220,698	9,146,550

NET OPERATING INCOME	9,741,718	10,025,459

OTHER INCOME AND (EXPENSE)
Rebate income	784,132	290,763
Rental income	39,195	32,957
Other income	101,904	103,034
Interest expense	(2,589,983)	(1,939,685)
	(1,664,752)	(1,512,931)

NET INCOME	8,076,966	8,512,528

BEGINNING MEMBERS' EQUITY	14,669,597	7,377,069
Distributions	(2,658,890)	(1,220,000)

ENDING MEMBERS' EQUITY	$ 20,087,673	$ 14,669,597

See independent auditor's report.

BONTERRA BUILDERS, LLC
STATEMENTS OF CASH FLOWS
For the Years Ended December 31,

	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$8,076,966	$8,512,528
Adjustments to reconcile net income to net cash
provided by (used in ) operating activities:
Depreciation	159,566	77,278
(Increase) decrease in:
Accounts receivable - trade	(70,669)	(603,983)
Accounts receivable - affiliates	2,392,124	(286,844)
Accounts receivable - employees	(16,640)	(15,899)
Inventories	(23,761,960)	(20,450,460)
Lot deposits	(905,554)	(673,500)
Increase (decrease) in:
Accounts payable	336,168	4,408,757
Accounts payable - affiliates	(347,099)	(188,735)
Accrued expenses	270,428	129,026
Builder deposits	(96,230)	712,472

Net cash provided by (used in) operating expenses	(13,962,900)	(8,379,360)

CASH FLOWS FROM INVESTING ACTIVITIES
Investments in partnerships	(301,900)	—
Purchases of property and equipment	(951,479)	(309,169)

Net cash provided by (used in) investing activities	(1,253,379)	(309,169)

CASH FLOWS FROM FINANCING ACTIVITIES
Net borrowings (payments) on construction loans	21,343,716	10,927,605
Net borrowings (payments) on auto loans	(28,568)	38,263
Dividends paid	(2,658,890)	(1,220,000)

Net cash provided by (used in) financing activities	18,656,258	9,745,868

NET INCREASE (DECREASE) IN CASH	3,439,979	1,057,339

CASH AT BEGINNING OF YEAR	1,981,501	924,162

CASH AT END OF YEAR	$5,421,480	$1,981,501

Supplemental disclosure of cash flow information:
Cash paid for interest	$2,558,738	$1,974,188

See independent auditor's report.

BONTERRA BUILDERS, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2014 and 2013

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations
Bonterra Builders, LLC (“The Company”), a North Carolina limited liability company, was formed on October 19, 2001. The company builds townhomes and single family residential homes in the greater Charlotte area of North and South Carolina.

Method of Accounting
For financial reporting purposes, assets and liabilities are recorded and income and expenses are recognized on the accrual basis of accounting.

Revenue Recognition
The Company recognizes revenue from all homebuilding activities at the closing of the sale using the deposit method. During construction, all direct material and labor costs and those indirect costs related to acquisition and construction are capitalized, and all customer deposits are treated as liabilities. Capitalized costs are charged to earnings upon closing. Costs incurred in connection with completed homes and selling, general, and administrative costs are charged to expense as incurred.

Accounts Receivable
Accounts receivable are presented at face value. Management considers receivables to be fully collectible; accordingly, no allowance for doubtful accounts has been provided. Bad debts on accounts receivable are expensed in the period in which management determines the amount to be uncollectible.

Inventory
Housing assets are reviewed for recoverability whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability is measured by comparing the carrying amount of an asset to future undiscounted cash flows expected to be generated by the asset. If the assets are considered to be impaired, they are then written down to the fair value less estimated selling costs. The ultimate fair value for the Company’s inventory is dependent upon future market and economic conditions.

Capitalized Costs
Capitalized costs include the costs of acquiring land, construction costs, interest, property taxes, and overhead related to the construction of the units. Direct costs are capitalized to individual homes and other costs are allocated to each lot based on lot size.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Property and Equipment
Cost of property and equipment as of December 31, 2014 and 2013, is as follows:

	2014	2013

Buildings, land and leasehold improvements	$ 1,238,046	$ 404,929
Office furniture and fixtures	70,023	66,496
Autos and trucks	387,567	387,567
Construction equipment	36,146	276,146
Model furniture and fixtures	678,451	324,758

	$ 2,410,233	$ 1,459,896

Depreciation
Depreciation is computed principally using straight-line methods at rates intended to distribute the cost of properties over their estimated service lives varying from five (5) to forty (40) years.

Income Taxes
Upon inception of the LLC, the Company’s members made an election to be taxed as a Corporation. Subsequently, the Company, with the consent of the owners, elected “S” status under Section 1361 of the Internal Revenue Code and North Carolina state tax code on October 19, 2001, which provides that, in lieu of corporation income taxes, the shareholder is taxed on his proportionate share of the Company’s taxable income. Therefore, no provision or liability for federal or state income tax is included in these financial statements.

Compensated Absences
Compensated absences have not been accrued because the amount cannot be reasonably estimated and is considered immaterial to the overall statement presentation.

Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments
SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” requires disclosure of the fair value of certain financial instruments. For purposes of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. Cash, receivables, trade payables, and accrued expenses are carried at cost, which approximates fair value due to the short-time maturity of these instruments.

NOTE B - WORK IN PROCESS INVENTORY

The Company classifies any homes under construction as inventory on the balance sheet. At present, the Company has the following projects under construction and the following amounts listed in work in process inventory as of December 31:

	2014	2013
Bonterra Village	$ 4,573,484	$3,092,737
Barber Rock	4,540,489	6,227,907
Beulah Church Rd	1,264,253	—
Channing Hall	1,694,135	—
Millbridge	5,443,626	4,107,572
Quintessa	2,997,638	3,144,143
Skybrook	1,442,321	2,700,084
Willow Farms	887,367	785,223
Steel Gardens	2,819,208	1,771,876
Telfair	5,396,902	4,094,699
Verdict Ridge	3,877,515	1,668,350
Woodlands Creek	851,028	394,576
Potter Road Vickery	2,027,387	—
Potters Road South	2,526,100	401,504
The Haven	1,228,762	—
Heron Cove	1,885,572	—
Harper's Pointe	1,187,287	—
Walnut Creek	3,449,439	—
Crismark single family	7,218,399	6,866,849
Farrington single family	735,821	1,624,155
Fairway Row townhomes	1,105,904	168,103
Deerstyne single family	975,048	1,635,350
Cedarvale Farm	2,623,207	1,287,972
Mia Manor	1,825,815	621,255
McAdenville	1,585,784	540,683
Other	3,002,000	2,269,493

	$ 67,164,491	43,402,531

The estimated costs and revenues of homes under construction at each development as of December 31, 2014, are as follows:

	Estimated	Estimated
	Costs	Revenues
Bonterra Village	6,100,000	7,015,000
Barber Rock single family	7,500,000	8,625,000
Verdict Ridge	5,250,000	6,037,500
McAdenville	2,500,000	2,875,000
Willow Farms	1,800,000	2,070,000
Millbridge	6,750,000	7,762,500
Quintessa	4,650,000	5,347,500
Skybrook	2,700,000	3,105,000
Mia Manor	3,425,000	4,041,500
Steel Gardens	3,500,000	4,000,000
Woodlands Creek	1,500,000	1,695,000
Potters Road	7,000,000	8,120,000
Oxfordshire	1,050,000	1,225,500
Fairway Row townhomes	2,080,000	2,350,400
Channing Hall	3,500,000	3,937,500
Farrington	1,050,000	1,202,250
Deerstyne	1,845,000	2,116,215
Walnut Creek	5,200,000	5,865,600
Crismark	10,450,000	12,749,000
Telfair	6,850,000	7,795,300
Cureton	1,825,000	2,044,000
Cedarvale Farm	4,725,000	5,594,400

	91,250,000	105,574,165

NOTE C - OTHER ASSETS

The Company has paid deposits on lots in the following subdivisions: Barber Rock, Bonterra, Farrington, Millbridge, Oakstone townhomes, Skybrook, Steel Gardens, Heron Cove, Blanchard Farms, and Walnut Creek, which are classified as assets on the balance sheet. These deposits were required to ensure the company has purchase rights on each lot as they become ready for construction. The balance of the deposits held for purchase rights on December 31, 2014 and 2013 are $2,098,054 and $1,192,500, respectively.

NOTE D - RELATED PARTY TRANSACTIONS

Affiliate Receivables/Payables
The Company loaned a total of $102,720 and $2,494,844 during 2014 and 2013, respectively, to companies with common ownership. There is no stated interest rate on the receivables and no scheduled repayment terms. The receivables are due upon demand. The Company borrowed a total of $0 and $347,099 during 2014 and 2013, respectively, from companies with common ownership. There is no stated interest rate on the payables and no scheduled repayment terms.

Inventory
The Company buys lots and builds homes in developments that are partially owned by one of its members. According to management, the lots are purchased at comparable prices, as compared to the prices that other local and national builders pay for lots in these developments.

NOTE E - CONSTRUCTION LOANS

Construction loans consist of the following at December 31:

	2014	2013
Construction loans collateralized by inventories and
payable as the projects are sold, bearing interest
at rates of Prime plus one half percent per annum	$ 34,754,186	$ 17,016,067

Construction loans collateralized by inventories and
payable as the projects are sold, bearing interest
at the bank's prime rate	13,350,874	9,745,277

	$ 48,105,060	$ 26,761,344

All construction loans are classified as current liabilities on December 31, 2014. Interest expense of $424,108 and $236,068 was capitalized as an additional cost of inventories during 2014 and 2013, respectively.

The Company’s main construction loan has additional related borrowers included. The development companies included that are related by common ownership (Bonterra Village, Poplin Development Group) are listed as borrowers on the line and any assets of these companies have been cross-collateralized with the loan. The amount borrowed on this construction line as of December 31, 2014 is $21,094,268.

NOTE F - CONCENTRATIONS OF CREDIT RISK

The Company maintains cash balances at one bank. Accounts are insured by the Federal Deposit Insurance Corporation up to $250,000. Balances at this institution often exceed the insured limits. At December 31, 2014, the balances in the bank exceeded FDIC limits by approximately $4,500,000.

The construction industry is highly competitive and lacks firms with dominant market power. The volume and profitability of the company’s construction work depends to a significant extent upon the general state of the economies and the volume of work available to contractors. The adverse conditions currently in the housing market along with the inherit risk of construction projects are of major concern across the industry along with inherent financing risks. The Company’s construction operation could be adversely affected by labor stoppages or shortages, adverse weather conditions, or shortages of supplies.